Exhibit 99.2
MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2009 AND 2008

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
September 30, 2009 and 2008

	2009	2008
ASSETS
Current assets
Cash	$2,479,364	$1,694,892
Investment securities	1,682,227	1,062,321
Accounts receivable	1,275,619	1,082,121
Other receivables	1,865,976	822,664
Employee advances	17,468	17,262
Prepaid expenses and other current assets	79,491	71,699

Total current assets	7,400,145	4,750,959

Restricted cash	2,854,213	2,877,015
Property and equipment, net	573,966	432,572
Goodwill	18,639,188	18,639,188
Intangible assets, net	9,691,665	11,131,525
Deferred finance costs, net of accumulated amortization of $216,461 and $117,837	90,939	189,563
Other long term assets	25,702	23,571

Total assets	$39,275,818	$38,044,393

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable, accrued expenses and other current liabilities	$941,499	$697,383
Accrued payroll	291,240	240,250
Accrued employee bonus	678,000	473,000
Interest payable, subordinated related party debt	219,655	219,475
Current portion of dealer reserves (Note 10)	580,919	472,264
Current portion of deferred revenue	593,628	971,880
Current portion of notes payable, senior debt	920,000	1,096,635

Total current liabilities	4,224,941	4,170,887

Line of credit	—	—
Service contract claims reserves	2,669,147	2,774,656
Long-term portion of deferred revenue	2,621,820	1,076,794
Long-term portion of dealer reserves (Note 10)	525,194	139,669
Long-term portion of notes payable, senior debt	5,650,000	17,303,365
Long-term portion of notes payable, subordinated related party debt	8,707,436	8,707,436

Total liabilities	24,398,538	34,172,807

Commitments (Note 12)

Members’ equity	14,877,280	3,871,586

Total liabilities and members’ equity	$39,275,818	$38,044,393

See accompanying notes to financial statements.
and report of independent accountants.

4.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND
COMPREHENSIVE INCOME (UNAUDITED)
Nine Months Ended September 30, 2009 and 2008

	2009	2008
Revenues, gross	$25,998,810	$15,306,086
Dealer Incentives	(2,000,086)	(1,071,151)
Dealer Reserves	(828,980)	(443,680)
Claims Reserves	(202,068)	(102,743)
Lender Fees	(134,400)	(183,000)

Revenues, net	22,833,276	13,505,512

Operating expenses
Compensation and benefits	5,236,344	3,906,341
Depreciation and amortization	1,301,113	1,247,977
Professional services	1,089,162	758,803
Advertising	178,944	204,748
Travel, meals and entertainment	520,064	449,465
Occupancy	512,320	276,498
Other expenses	527,653	407,427

	9,365,600	7,251,259

Operating income	13,467,676	6,254,253

Other income (expense)
Interest & other income	97,132	111,130
Gain on extinguishment of debt	2,766,640	—
Interest expense	(1,021,109)	(1,718,907)

	1,842,663	(1,607,777)

Income before income taxes	15,310,339	4,646,476

Income taxes	292,448	43,412

Net income	15,017,891	4,603,064

Unrealized gains (losses) on investment securities	17,723	(16,881)

Comprehensive income	$15,035,614	$4,586,183

See accompanying notes to financial statements.
and report of independent accountants.

5.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF MEMBERS’
EQUITY (UNAUDITED)
Nine Months Ended September 30, 2009 and 2008

			Accumulated
			Other
	Member	Retained	Comprehensive
	Basis	Earnings	Income/(Loss)	Total
Balances, January 1, 2008	$(2,100,553)	$1,385,956	$—	$(714,597)

Net income	—	4,603,064	—	4,603,064

Distributions	—	—	—	—

Unrealized losses on investment securities	—	—	(16,881)	(16,881)

Balances, September 30, 2008	$(2,100,553)	$5,989,020	$(16,881)	$3,871,586

Balances, January 1, 2009	$(2,100,553)	$6,342,815	$(8,903)	$4,233,359

Net income	—	15,017,891	—	15,017,891

Distributions	—	(4,391,693)	—	(4,391,693)

Unrealized gains on investment securities	—	—	17,723	17,723

Balances, September 30, 2009	$(2,100,553)	$16,969,013	$8,820	$14,877,280

See accompanying notes to financial statements.
and report of independent accountants.

6.

MILITARY FINANCIAL SERVICES, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF
CASH FLOWS (UNAUDITED)
Nine Months Ended September 30, 2009 and 2008

	2009	2008
Cash flows from operating activities
Net income	$15,017,891	$4,603,064
Adjustments to reconcile net income to net cash from operating activities
Loss on sale of assets	37,979	516
Depreciation	137,965	71,513
Amortization of intangible assets and deferred finance cost	1,163,148	1,176,464
Gain on extinguishment of debt	(2,766,640)	—
Changes in:
Accounts receivable and other receivables	(551,491)	(732,839)
Employee advances	375	31,217
Prepaid expenses and other assets	(26,725)	(15,207)
Accounts payable, accrued expenses and other liabilities	202,913	134,160
Service charge claims reserves	(53,498)	72,648
Deferred revenue	749,859	1,578,797
Finance and dealer reserves	426,617	192,828

Net cash from operating activities	14,338,393	7,113,161

Cash flows from investing activities
Purchase of property and equipment	(197,670)	(199,527)
Proceeds from disposal of assets	2,499	750
Purchases of investment securities	(401,649)	(1,079,202)

Net cash from investing activities	(596,820)	(1,277,979)

Cash flows from financing activities
Principal payments on notes payable	(8,833,360)	(2,950,000)
Payments on line of credit	—	(2,000,000)
Distributions to members	(4,391,693)	—

Net cash from financing activities	(13,225,053)	(4,950,000)

Net change in cash and cash equivalents	516,520	885,182

Cash and cash equivalents, beginning of year	4,817,057	3,686,725

Cash and cash equivalents, end of year	$5,333,577	$4,571,907

Supplemental disclosures of cash flow information
Cash paid during the year for
Interest	$1,074,735	$1,762,733
Income taxes	292,448	43,412
See accompanying notes to financial statements.
and report of independent accountants.

7.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Business: Military Financial Services, LLC a Kentucky limited liability company, (“MFS” and together with its wholly-owned subsidiaries, the “Company’) was formed on September 28, 2006 in a business combination to purchase its subsidiary, Dealers’ Financial Services, LLC (“DFS”). The original purpose of DFS was to provide financing agreements and other products and services to automobile dealerships. In 2001, DFS’ services changed through implementation of the Military Installment Loan and Education Services (MILES) Program. DFS has entered into an agreement with U.S. Bank National Association (US Bank) under which US Bank provides automobile financing to United States military personnel for vehicles being purchased from dealers who are part of the MILES National Certified Dealer Network. DFS has agreements with over 500 dealerships in over 20 states. Dealers agree to follow pricing and quality guidelines and sell approved vehicles (mostly used cars) to active duty military personnel from all branches of service. Service person initiates a payroll deduction for recurring payment at the start of the loan. The Company is a broker between the dealer and the lender who performs audits of each proposed financing transaction to assure compliance with MILES standards, earning fees and commissions.
On December 14, 2007, DFS established Dealers’ Financial Services Reinsurance Limited (DFSR) as a wholly-owned foreign subsidiary. DFSR has elected under IRC section 953(d) to be treated as a domestic corporation for United States tax purposes. DFSR serves as an insurance company, insuring against the risk of losses associated with service agreement contracts sold by DFS in certain states within the continental United States. Effective September 15, 2007, the current insurance provider began ceding certain contracts to DFSR. DFSR is incorporated in the Turks and Caicos Islands as an insurer.
DFSR provides vehicle service contracts to customers of DFS. The contracts are reinsured by Westlake Insurance Company (Bermuda) LTD on a 100% Quota Share basis through reinsurance agreements.
The rights and obligations of the Company’s members are governed by the Company’s Operating Agreement (Agreement) dated November 1, 2006. The Agreement provides that the Company will continue to exist until terminated pursuant to the Agreement.
Basis of Presentation: The accompanying consolidated financial statements include the accounts of MFS and its subsidiaries, DFS and DFSR. The Company operates in a single industry segment acting as a broker between a national certified automobile dealership network and a third party lender to provide financing of vehicles to military personnel. All significant intercompany accounts and transactions have been eliminated in the consolidation.

8.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. In preparing these financial statements, management has made its best estimates and judgments of certain amounts included in the financial statements, giving due consideration to materiality. The Company bases its estimates and judgments on historical experience and other assumptions that it believes are reasonable. However, application of these accounting policies involves the exercise of judgment and use of assumptions as to future uncertainties and, as a result, actual results could differ materially from these estimates. The Company periodically evaluates estimates and assumptions used in the preparation of the financial statements and makes changes on a prospective basis when adjustments are necessary. Significant estimates made by the Company in the accompanying consolidated financial statements include accruals for chargebacks against revenue recognized from the sales of third party service agreements and guaranteed asset protection insurance contracts, certain assumptions related to goodwill, intangible, and long-lived assets and estimated tax liabilities.
In the opinion of management, the accompanying interim consolidated financial statements contain all adjustments necessary for a fair presentation as prescribed by accounting principles generally accepted in the United States. All adjustments were comprised of normal recurring adjustments.
Certain reclassifications of amounts previously reported have been made to the accompanying Consolidated Financial Statements in order to maintain consistency and comparability between periods presented.
Revenue Recognition: Fee income associated with originated loan contracts is recognized as revenue by the Company concurrent with the funding of loans by the lending financial institution. The Company also earns additional fee income from sales of service agreement and guaranteed asset protection insurance contracts. A portion of the service agreement contract and the guaranteed asset protection insurance contract is subject to refund; therefore, the Company carries a reserve to reflect the estimated future dollar amount of such refunds. Certain service agreement contracts are self-insured up to the amount of the net premiums under the policies.
The Company has obtained reinsurance for any claims in excess of the net premiums. These contracts cover a thirty-six or forty-eight month time frame and revenue is recognized on a straight-line basis over the terms of the underlying service contracts. The unearned revenue from these service contracts is presented on the balance sheet as deferred revenue.

9.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Cash and Cash Equivalents: All highly liquid investments with original maturities of 90 days or less are considered to be cash equivalents.
Investment Securities: The Company may classify its investment security portfolio into three categories; trading securities, securities available for sale and securities held to maturity. Fair value adjustments are made to the securities based on their classification with the exception of the held to maturity category. The Company has no investments classified as trading securities or securities held to maturity.
Investment securities available for sale are carried at fair value. Adjustments from amortized cost to fair value are recorded in capital, net of related income tax, under accumulated other comprehensive income. All securities are classified as available for sale securities and consists solely of equity securities with readily determinable fair values.
Gains or losses on dispositions are based on the net proceeds and the adjusted carrying amount of the securities sold, using the specific identification method.
Accounts Receivable: Accounts receivable and other receivables consist primarily of receivables due from US Bank for loan origination services, service contract, guaranteed asset protection insurance and other fees. Interest is not normally charged on receivables. The Company writes-off past due accounts, if any, in the period in which they become uncollectible. Management believes accounts receivable are fully collectible; therefore, no allowance for doubtful accounts is considered necessary.
Property and Equipment: Property and equipment are stated at cost less accumulated depreciation. Depreciation and amortization is provided principally using the straight-line method over the estimated useful lives of the assets, which range from 3 to 15 years.
Goodwill and Intangible Assets: The Company has classified as goodwill the cost in excess of fair value of the tangible and identifiable intangible assets acquired in the acquisition of DFS. The Company accounts for its goodwill in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 350, “Intangibles – Goodwill and Other” (ASC 350) (formerly referenced as Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets). In accordance with FASB ASC 350, goodwill is subject to an annual assessment for impairment by applying a fair value based test. No impairment has been recorded on goodwill.
Intangible assets with finite lives include strategic business relationships, and covenants not to compete. These assets are amortized using the straight-line method over a period of 5 years. The MILES Trademark and Trade name is an intangible asset with an indefinite life. No

10.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
amortization is provided for this asset and it is evaluated annually for impairment. No impairment has been recorded on intangible assets.
Deferred Financing Costs: Costs incurred in connection with debt financings are deferred and amortized over the terms of the related debt. If debt is repaid prior to scheduled maturity, any unamortized debt financing costs are written off at that time.
Finance and Dealer Reserves: Upon the sale of service contracts, the Company is paid assuming the contract will remain in force for its full term. When a contract terminates prematurely, the Company must refund a portion of its fee. The Company records an estimated future liability associated with such cancellations based upon its refund experience.
Service Contract Claims Reserves: The estimated provision for claims and claim expenses is determined based upon reports received from ceding companies. Management reviews this claim information and establishes claim and claim expense reserves, including a reserve for claims incurred but not reported (“IBNR”). These estimates are based on industry data and, where available, historical experience and were used to determine the level of IBNR reserves at September 30, 2009 and 2008.
Management believes that the provision for claims and claim expenses at September 30, 2009 and 2008 is adequate to cover the ultimate net cost of claims incurred; however, such liability is necessarily based on estimates and no representation in made that the ultimate liability may not exceed such estimates. Subsequent revisions to estimated ultimate losses will be reflected in operations in the period in which they are determined.
Deferred Revenue: Premiums are written on an accrual basis and included in income as earned on a pro-rata basis over the terms of the related service contracts. The portion of the premium related to the unexpired portion of the service contracts at the end of the period is reflected in the deferred revenue.
Income Taxes: Because the Company is treated as a partnership for federal and state income tax purposes, the Company’s members report their respective shares of income or loss on their own federal and state income tax returns. A small portion of the Company’s income is taxable in certain states, and a provision for such state corporate income taxes has been included in the financial statements. For such state income taxes, the Company recognizes deferred taxes under the liability method.

11.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Under this method, deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.
Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets relate to the effect of the difference between the book and tax basis of amortizable intangible assets. At September 30, 2009 and 2008, the deferred tax asset of $25,702 and $23,571 is included in other long-term assets in the accompanying balance sheet.
Advertising: Advertising and sales promotion costs are expensed as incurred. The Company has entered into sponsorship agreements to promote the MILES Program. The agreements do not extend past one year.
Comprehensive Income: Comprehensive income consists of net income and other comprehensive income. Other comprehensive income consists of unrealized gains and losses on investment securities which are also recognized as a separate component of members’ equity.
Government Regulations: In connection with its reinsurance business conducted by DFSR, the Company is subject to the laws and regulations of the Turks and Caicos Islands. Additionally, the Company has requested that DFSR be treated as a domestic corporation and filed a section 953(d) election under the U.S. Internal Revenue Service Code.
Share-Based Compensation: The Company follows FASB ASC 718; Compensation – Stock Compensation (formerly referenced SFAS No. 123(R), Share Based Payment). FASB ASC 718 requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost is measured based on the fair value of the equity or liability instruments issued. FASB ASC 718 covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans.
The statement requires entities to measure the cost of employee services received in exchange for share based awards based on the grant-date fair value of the award, and to recognize the cost over the period the employee is required to provide services for the award.

12.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Subsequent Event: In May 2009, FASB established general accounting standards and disclosure for subsequent events. The Company adopted FASB ASC 855, Subsequent Events (formerly referenced SFAS No. 165, Subsequent Events), during 2009. The Company has evaluated subsequent events through the date and time the financial statements were issued on October 28, 2009.
Recent Accounting Pronouncements: On January 1, 2009, the Company adopted FASB ASC 820, Fair Value Measurements and Disclosures (formerly referenced as SFAS No. 157, Fair Value Measurements), which addresses how companies should measure fair value when they are required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principles. As a result of FASB ASC 820, there is now a common definition of fair value to be used throughout U.S. GAAP. This new standard makes the measurement for fair value more consistent and comparable and improves disclosures about those measures.
In June, 2009, the FASB issued Statement of Financial Accounting Standards No. 168 (SFAS 168) “Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles: -— a replacement of FASB Statement No. 162. SFAS 168 establishes the FASB Accounting Standards Codification™ as the source of authoritative accounting principles recognized by the FASB to be applied to nongovernmental entities in the preparation of financial statements in conformity with US GAAP. SFAS 168 will be effective for financial statements issued for interim and annual periods ending after September 15, 2009, for most entities. On the effective date, all non-SEC accounting and reporting standards will be superseded. The Company adopted SFAS 168 for the nine months ended September 30, 2009, as required, the adoption did have an impact on the Company’s consolidated financial statements.
The Company adopted the provisions of FASB ASC 740, Income Taxes (formerly referenced as FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48)), on January 1, 2009. The implementation of FASB ASC 740 did not result in any adjustment in the liability for unrecognized income tax benefits. At the adoption date of January 1, 2009, the Company had no unrecognized tax benefit reserves related to uncertain tax positions.

13.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 2 — INVESTMENT SECURITIES
The Company’s investments are reported at fair value. Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.
ASC 820 defines fair value as the price that would be received by the Company for an asset or paid by the Company to transfer a liability (an exit price) in an orderly transaction between market participants on the measurement date in the Company’s principal or most advantageous market for the asset or liability. ASC 820 establishes a fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The hierarchy places the highest priority on unadjusted quoted market prices in active markets for identical assets or liabilities (level 1 measurements) and gives the lowest priority to unobservable inputs (level 3 measurements). The three levels of inputs within the fair value hierarchy are defined as follows:
Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date.
Level 2: Significant other observable inputs other than level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3: Significant unobservable inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.
In many cases, a valuation technique used to measure fair value includes inputs from multiple levels of the fair value hierarchy. The lowest level of significant input determines the placement of the entire fair value measurement in the hierarchy.
The following descriptions of the valuation methods and assumptions used by the Company to estimate the fair values of investments apply to investments held directly by the Company.
Mutual funds: The fair values of mutual fund investments are determined by obtaining quoted prices on nationally recognized securities exchanges (level 1 inputs).
The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

14.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 2 — INVESTMENT SECURITIES (Continued)
The Company maintains only investments that are classified as level one inputs with a fair value of $ 1,682,227 at September 30, 2009. The values were obtained using only quoted prices in actives markets.
Investment securities available for sale at September 30, 2009 are as follows:

		Unrealized		Fair
	Cost	Gain	(Loss)	Value
Mutual fund – income	$527,878	$—	$(7,293)	$520,585
Mutual fund – short term government bond	1,135,547	16,113	—	1,151,660
Money market	9,982	—	—	9,982

	$1,673,407	$16,113	$(7,293)	$1,682,227

Investment securities available for sale with unrealized losses at September 30, 2009 not recognized in net income are as follows:

	Unrealized Loss		Unrealized Loss
	Less than 12 months		12 months or more
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
Mutual fund – income	$—	$—	$520,585	$(7,293)

Unrealized losses are considered temporary as a result of the current interest rate environment and usual market fluctuations for equity securities.

15.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 2 — INVESTMENT SECURITIES (Continued)
Investment securities available for sale at September 30, 2008 are as follows:

		Unrealized		Fair
	Cost	Gain	(Loss)	Value
Mutual fund – income	$361,065	$—	$(14,403)	$346,662
Mutual fund – short term government bond	612,006	—	(2,478)	609,528
Money market	106,131	—	—	106,131

	$1,079,202	$—	$(16,881)	$1,062,321

Investment securities available for sale with unrealized losses at September 30, 2008 not recognized in net income are as follows:

	Unrealized Loss		Unrealized Loss
	Less than 12 months		12 months or more
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss
Mutual fund – income	$346,662	$(14,403)	$—	$—
Mutual fund – short term government bond	609,528	(2,478)	—	—

	$956,190	$(16,881)	$—	$—

Unrealized losses are considered temporary as a result of the current interest rate environment and usual market fluctuations for equity securities.

16.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 3 – RESTRICTED CASH
On April 13, 2007, Automotive Professionals, Inc. (“API”), the Company’s insurance provider of vehicle service contracts, filed a voluntary Chapter 11 bankruptcy petition. On August 22, 2007, API and the Company entered into a Settlement Agreement and Release (the “Agreement”) designed to preserve claim reserves in connection with the 15,634 unexpired vehicle service contracts for which API had served as claims administrator. On September 7, 2007, in accordance with the Agreement, $3,599,968 was transferred to DFS by the trustee appointed by the bankruptcy court. These funds are to be used exclusively to pay repair, replacement, cancellation, and certain administrative costs associated with claims made by consumers participating in the MILES program who hold unexpired API contracts.
As of September 30, 2009, $947,481 of such claims and fees have been paid from these funds and $2,652,487 remains to meet future claims under the Agreement. Additionally, interest income of $201,726 has been earned by the Company for the period September 7, 2007 through September 30, 2009. Once all vehicle service contracts under the Agreement expire and all related claims are paid, the remaining funds become available to the Company for unrestricted use. The Company estimates the amount of service contract claims reserves remaining once all service contracts have expired and all related claims are paid. This amount is recognized as revenue on a straight-line basis over the remaining term of the underlying service contracts.
NOTE 4 – PROPERTY AND EQUIPMENT
Property and equipment consist of the following at September 30, 2009 and 2008:

	2009	2008
Machinery and equipment	$435,653	$224,451
Furniture, fixtures and leasehold improvements	61,305	60,614
Software	346,471	269,975

	843,429	555,040

Less accumulated depreciation	(269,463)	(122,468)

Property and equipment, net	$573,966	$432,572

Depreciation expense for the nine months ended September 30, 2009 and 2008 was $137,965 and $71,513.

17.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 5 – INTANGIBLE ASSETS
Intangible assets consist of the following as of September 30, 2009:

	Gross
	Carrying	Accumulated	Net Book
	Amount	Amortization	Value
Amortizable intangible assets
US Bank agreement	$3,630,252	$(2,117,647)	$1,512,605
Service contract provider agreement	1,405,646	(946,108)	459,538
Auto dealer relationships	1,400,704	(817,077)	583,627
GAP insurance provider agreement	330,408	(192,738)	137,670
Non-compete agreements	216,036	(126,021)	90,015

	6,983,046	(4,199,591)	2,783,455
Unamortized intangible asset
MILES trademark & tradename	6,908,210	—	6,908,210

	$13,891,256	$(4,199,591)	$9,691,665

Intangible assets consist of the following as of September 30, 2008:

	Gross
	Carrying	Accumulated	Net Book
	Amount	Amortization	Value
Amortizable intangible assets
US Bank agreement	$3,630,252	$(1,391,597)	$2,238,655
Service contract provider agreement	1,405,646	(621,727)	783,919
Auto dealer relationships	1,400,704	(536,937)	863,767
GAP insurance provider agreement	330,408	(126,656)	203,752
Non-compete agreements	216,036	(82,814)	133,222

	6,983,046	(2,759,731)	4,223,315
Unamortized intangible asset
MILES trademark & tradename	6,908,210	—	6,908,210

	$13,891,256	$(2,759,731)	$11,131,525

18.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 5 – INTANGIBLE ASSETS (Continued)
Amortization of the intangible assets for the remainder 2009 through 2012 is as follows:

2009	$359,965
2010	1,439,860
2011	983,630
Amortization expenses recognized on all amortizable intangible assets totaled $1,079,895 and $1,130,359 for the nine months ended September 30, 2009 and 2008.
NOTE 6 – GOODWILL
Goodwill relates solely to the acquisition of DFS in 2006, and is evaluated for impairment annually. The Company conducted an annual impairment test as of December 31, 2008. Based on the Company’s annual impairment test, goodwill was not impaired for the period ended December 31, 2008 and no impairment has been recognized as of September 30, 2009.
NOTE 7 – EMPLOYEE BENEFITS
The Company sponsors a 401(k) retirement plan which covers all employees who meet certain age, length of service, and minimum hour requirements. Employees are allowed to contribute from 1% to 15% of pay subject to legal limitations. The Company matches employee contributions 100% up to 2% of gross pay. The Company made contributions of $73,210 and $48,655 for the nine months ended September 30, 2009 and 2008.
NOTE 8 –LINE OF CREDIT
At September 30, 2009, the Company has a line of credit available with Cratos CLO I, LTD (“Cratos”) up to $3,000,000. The Company may request an amount of the borrowing conversion to or continuation of LIBOR Rate Loan or conversion of LIBOR Rate Loan to Base Rate Loan. Base Rate is a rate equal to the higher of the Federal Funds Rate plus 1/2 of 1% and the rate publicly quoted by The Wall Street Journal as the base rate on corporate loans. LIBOR Rate is the British Bankers Association LIBOR Rate as published by Reuters of such interest period of one, two or three months. Interest is calculated on the specified amount at the selected rate (LIBOR or Base Rate) plus the Applicable Rate of 2% for Base Rate and 3% for LIBOR Rate. If the Company fails to specify a Type of Loan then it shall be made as, or converted to a Base Rate Loan.

19.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 8 –LINE OF CREDIT (Continued)
In early 2009, a participant, Deutsche Bank, in the Company line of credit and notes payables placed the facilities out for bid. The Company participated in the bid process and the line-of-credit facility was reduced from $3,000,000 to $1,500,000 on April 15, 2009.
At September 30, 2009, the line of credit bears interest at 3.25875% per annum under the LIBOR method, and is collateralized by substantially all the assets of the Company. The outstanding balance at September 30, 2009 and 2008 was $0 and $0, respectively. The Company is required to pay an unused line fee to the lender associated with the revolving credit facility in respect of the unused commitments there under at a rate of 5.0% per annum. The unused portion of the revolving credit facility as of September 30, 2009 was $1,500,000. The credit line expires on November 1, 2011. The weighted average interest rate for the period ending September 30, 2008 was 6.49%. There were no draws on the line of credit for the nine months ended September 30, 2009.
NOTE 9 – DEALER RESERVE
An analysis of activity in the dealer reserve liability through September 30, 2009 and 2008 is as follows:

	2009	2008
Balance, January 1	$679,496	$419,105
Expense	814,722	437,569
Refunds paid	(388,105)	(244,741)

Balance, September 30	$1,106,113	$611,933

NOTE 10 – NOTES PAYABLE
Notes payable consisted of the following at September 30, 2009 and 2008.
$23,000,000 Term Note to Cratos Capital Partners, LLC (“Cratos”), a commercial finance company, due in quarterly installments of $230,000 commencing February 1, 2007, with all remaining principals due at maturity, plus interest. An additional annual principal payment is due within five days of delivery of the annual audited financial statements in an amount equal to 50% of Excess Cash Flow, as defined in the loan agreement. The Excess Cash Flow amount due in 2010 is $0, as of September 30, 2009.

20.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 10 – NOTES PAYABLE (Continued)
The Company may request an amount of the borrowing conversion to or continuation of LIBOR Rate Loan or conversion of LIBOR Rate Loan to a Base Rate Loan. Base Rate is a rate equal to the higher of the Federal Funds Rate plus 1/2% of 1% and the rate publicly quoted by The Wall
Street Journal as the base rate on corporate loans. LIBOR Rate is the British Bankers Association LIBOR Rate as published by Reuters of such interest period of one, two or three months.
Interest is calculated on the specified amount at the selected rate (LIBOR or Base Rate) plus the Applicable Rate of 2.5% for Base Rate and 3.5% for LIBOR Rate. If the Company fails to specify a Type of Loan then it shall be made as, or converted to a Base Rate Loan. The weighted average interest rate for the nine months ended September 30, 2009 and 2008 was 4.05% and 7.67%, respectively.
In 2009, Deutsche Bank, a participant in the commercial lending provided by Cratos, placed their facilities out for bid. The Company participated in the bid process and settled $6,616,640 of term note for $3,850,000. The Company recorded $2,766,640 gain on extinguishment of debt.
At September 30, 2009, the note bears interest at 3.75875% on $6,570,000. The note is collateralized by substantially all of the assets of the Company and matures in November 1, 2011. Interest is paid through the advances under the revolving line of credit.

	2009	2008
$23,000,000 Term Note to Cratos	$6,570,000	$18,400,000

$4,500,000, 6 year, 10% unsecured Subordinated Seller Note 1. Interest only payable quarterly with the balance due at maturity. The note matures on October 31, 2012 and is payable to a member of MFS.	4,353,718	4,353,718

$4,500,000, 6 year, 10% unsecured Subordinated Seller Note 2. Interest only payable quarterly with the balance due at maturity. The note matures on October 31, 2012 and is payable to a member of MFS.	4,353,718	4,353,718

	15,277,436	27,107,436

Less current portion	(920,000)	(1,096,635)

	$14,357,436	$26,010,801

21.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 10 – NOTES PAYABLE (Continued)
The aggregate annual maturities of the notes payable are as follows:

2009	$230,000
2010	920,000
2011	5,420,000
2012	8,707,436

$15,277,436

The term note contains certain financial and other restrictive covenants, which, among other things, requires the Company to achieve certain financial ratios, limit capital expenditures, restrict payment of member distributions to their respective income tax liability in respect to that portion of income attributed to them, and obtain certain approvals if the Company wants to increase borrowings. As of September 30, 2009, the Company was in compliance with all covenants.
NOTE 11 – CONCENTRATIONS
Credit Risk: The Company maintains its cash balances in financial institutions, which at times, exceed federally insured limits. The Company has not experienced any losses and does not believe it is subject to significant credit risk related to the accounts.
Revenues: Approximately 99%of the Company’s revenues were received from three companies for the nine months ended September 30, 2009 and 2008. Additionally, amounts receivable from those companies represented approximately 92% and 97% of accounts receivable at September 30, 2009 and 2008.
NOTE 12 — COMMITMENTS
Operating Leases: The Company leases office space under an operating lease expiring in 2012. Rent expense related to this lease was $199,322 and $222,407 for the nine months ended
September 30, 2009 and 2000.

22.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 12 – COMMITMENTS (Continued)
At September 30, 2009, future minimum lease payments under this arrangement were as follows:

2009	$65,884
2010	263,538
2011	263,538
2012	43,923

$636,883

Standby Letter of Credit: On November 21, 2008, the Company entered into a standby letter of credit agreement with Central Bank & Trust Co., of Lexington, Kentucky. The facility carries a one-year term and provides U.S. Bank N.A., the ability to draft up to $100,000 on the letter to recover costs associated with the Company’s failure to meet certain loan origination performance covenants.
NOTE 13 – INCOME TAXES
The Company is subject to certain entity level income taxes in various state jurisdictions. Income is apportioned to such jurisdictions in accordance with related tax rules. The Company incurred $292,448 and $43,412 of such taxes for the nine months ended September 30, 2009 and 2008.
The Company adopted the provisions of FASB ASC 740, Income Taxes (formerly referenced as FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48)), on January 1, 2009. The implementation of FASB ASC 740 did not result in any adjustment in the liability for unrecognized income tax benefits. At the adoption date of January 1, 2009, the Company had no unrecognized tax benefit reserves related to uncertain tax positions. At September 30, 2009, the Company had $0 of unrecognized tax benefits.
The tax years ending December 31, 2006 through 2008 remain open to examination by the taxing authorities in the United States.
The Company recognizes interest and penalties related to uncertain tax positions income tax expense. As of September 30, 2009, the Company had $0 of accrued interest related to uncertain tax positions. The provision for unrecognized tax benefits, including in accrued interest would be included in income taxes payable.

23.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 14 – RELATED PARTY TRANSACTIONS
At September 30, 2009, the two seller Notes payable aggregating $8,707,436 (Note 9) are owed to individuals who are owners of approximately 29% of the Company’s members’ interest. Aggregate interest incurred under these borrowings was $651,448 and $653,654 for the nine months ended September, 2009 and 2008.
The Company is obligated under a management consulting agreement with the majority equity unit holder to pay a quarterly fee amounting to the greater of $75,000 or 3% of EBITDA. The agreement expires on December 31, 2016. For the nine months ended September 30, 2009 and 2008, the Company incurred $469,387 and $225,000 of management fees for services rendered under the agreement. Per the management consulting agreement, the Company is obligated to pay additional reasonable out-of-pocket expenses incurred. The Company paid $70,495 and $49,143 for the nine months ended September 30, 2009 and 2008 for out-of-pocket expenses. The Company has accounts payable under the management agreement of $141,300 and $75,000 at September 30, 2009 and 2008.
NOTE 15 – PHANTOM EQUITY AWARDS
The Company has a Phantom Equity Plan (the “Plan”) for key employees under which phantom equity units may be granted from time to time. Under the terms of the Plan, both Qualifying Sale units and Qualifying Performance units may be granted, and under both types of units, the employees are entitled to receive a monetary award only if the Company is sold or control of the Company otherwise changes (a “Sale Transaction”). For Qualifying Sale units, vesting occurs as determined in each individual grant award, and vesting requires only future service. For Qualifying Performance units, vesting may also be contingent on achieving certain performance targets.
The award amounts are determined based on a formula as defined in the Plan agreement based on the cash, shares or other assets distributable to the Company’s unit and phantom unit holders resulting from a Sale Transaction. The Sale Transaction is considered a performance condition under SFAS No. 123(R), and because the Company has not transferred ownership as of September 30, 2009, the results of this process are unknown and no compensation expense has been recorded for these units. In addition, because the amount of the ultimate award cannot be determined until a Sale Transaction has occurred, a calculation of unearned compensation as of September 30, 2009 cannot be performed. However, the members of the Company have entered into a sales agreement to sell the Company as discussed in note 18 – subsequent events.
During 2008, 48,891 Qualifying Sale award units were granted to employees and 23,055.25 were cancelled. At December 31, 2008, 56,530.25 units were outstanding of which 14,862.25 are fully vested.

24.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 16 – PROVISIONS FOR CLAIMS AND CLAIMS EXPENSES
Service contract reserve activity for claims and claims expenses for the nine-month period ending September 30, 2009 and 2008 is summarized below:

	2009	2008
Balance, January 1	$2,722,618	$3,005,518

Net claims and claims expenses incurred	186,415	104,233
Net claims and claims expenses paid	(239,886)	(335,095)

Balance, September 30	$2,669,147	$2,774,656

The end of period balances comprise reserves of $2,666,809 and IBNR of $2,338 at September 30, 2009 and reserves of $2,768,478 and IBNR of $6,178 at September 30, 2008.
NOTE 17 – STATUTORY REQUIREMENTS
Under The Insurance Act 1978, amendments thereto and related regulations (“The Act”) DFSR is required to prepare Statutory Financial Statements and to file a Statutory Financial Return. An Annual Statutory Financial Statement was filed for December 31, 2008 and 2009.
Statutory capital and surplus as reported under The Act is different form shareholder’s equity as determined in conformity with accounting principles generally accepted in the United States of America (“GAAP”) due to certain items that are capitalized under GAAP but expensed under The Act. The reconciling items consist of the following at December 31:

	2008	2007
Shareholder’s equity – DFSR, per GAAP	$54,997	$1,136

Reconciling items:
Accrued revenue and expenses	15,669	1,941
Federal income taxes paid	(90,129)	—

Statutory capital and surplus, per The Act	$(19,463)	$3,077

25.

MILITARY FINANCIAL SERVICES LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2009 and 2008
NOTE 18 – SUBSEQUENT EVENTS
On October 28, 2009 the members of the Company entered into an agreement to sell DFS to Dollar Financial Corp. (“DFG”) a leading international diversified financial services company primarily serving unbanked and underbanked consumers. The sale price approximates $118.0 million. The sale, which is contingent upon DFG obtaining financing, is anticipated to be completed in early December. Upon completion of the financing contingency, approximately $900,000 of compensation expense will be incurred for the phantom equity units discussed in note 15.

26.